UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-22444

Western Asset High Yield Defined Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	August 31

Date of reporting period:	May 31, 2011

WESTERN ASSET HIGH YIELD DEFINED
OPPORTUNITY FUND INC.

FORM N-Q

MAY 31, 2011

ITEM 1.                  SCHEDULE OF INVESTMENTS.

Schedule of investments (unaudited)

May 31, 2011

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 87.7%
CONSUMER DISCRETIONARY — 21.3%
Auto Components — 0.5%
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,540,000	EUR	$2,299,321	(a)
Diversified Consumer Services — 1.1%
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	1,390,000	GBP	2,298,535	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,300,000		1,267,500
Sotheby’s, Senior Notes	7.750%	6/15/15	1,300,000		1,452,750
Total Diversified Consumer Services					5,018,785
Hotels, Restaurants & Leisure — 9.2%
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	740,000		770,525	(a)
Caesar’s Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,000,000		1,010,000
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	150,000		153,938
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	3,000,000		3,390,000
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	1,890,000		2,121,525	(a)(b)
CKE Restaurants Inc., Senior Secured Notes	11.375%	7/15/18	3,000,000		3,300,000
Codere SA, Senior Secured Notes	8.250%	6/15/15	2,000,000	EUR	2,957,349	(a)
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	1,500,000		1,554,375
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	3,000,000		3,082,500	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	2,280,000		2,280,000	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	4,500,000		4,905,000
MGM Resorts International, Senior Notes	5.875%	2/27/14	1,250,000		1,243,750
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	3,610,000		3,176,800
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	6,270,000		6,771,600	(a)
Seneca Gaming Corp., Senior Notes	8.250%	12/1/18	1,410,000		1,487,550	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,250,000		1,290,625	(a)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	1,186,000		1,230,475	(a)
Total Hotels, Restaurants & Leisure					40,726,012
Household Durables — 1.7%
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	650,000	GBP	1,061,230	(a)
DirectBuy Holdings Inc., Senior Secured Notes	12.000%	2/1/17	760,000		338,200	(a)
Norcraft Cos. LP/Norcraft Finance Corp., Secured Notes	10.500%	12/15/15	1,000,000		1,052,500	(a)
Norcraft Cos. LP/Norcraft Finance Corp., Senior Secured Notes	10.500%	12/15/15	4,000,000		4,210,000
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	960,000		967,200
Total Household Durables					7,629,130
Leisure Equipment & Products — 0.7%
Cirsa Funding Luxembourg SA, Senior Notes	8.750%	5/15/18	2,000,000	EUR	3,004,120	(a)
Media — 4.7%
Affinion Group Holdings Inc., Senior Notes	11.625%	11/15/15	3,000,000		3,052,500	(a)
Affinity Group LLC, Senior Secured Notes	11.500%	12/1/16	1,500,000		1,597,500	(a)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	120,000		114,600	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	4,900,000		4,679,500	(a)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,190,000		1,210,825	(a)
Musketeer GmbH, Senior Secured Notes	9.500%	3/15/21	1,600,000	EUR	2,515,546	(a)
Ono Finance II PLC, Senior Bonds	11.125%	7/15/19	1,250,000	EUR	1,947,282	(a)
PagesJaunes Finance & Co. SCA, Senior Secured Notes	8.875%	6/1/18	1,700,000	EUR	2,422,004	(a)
Polish Television Holding BV, Senior Secured Bonds	11.250%	5/15/17	1,600,000	EUR	2,463,738	(a)(d)
Seat Pagine Gialle SpA, Senior Secured Bonds	10.500%	1/31/17	581,000	EUR	783,860	(a)
Total Media					20,787,355

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,920,000		$1,843,200
Specialty Retail — 1.7%
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,950,000	EUR	2,736,088	(a)
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	3,920,000		4,096,400
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	770,000		796,950	(a)
Total Specialty Retail					7,629,438
Textiles, Apparel & Luxury Goods — 1.3%
Boardriders SA, Senior Notes	8.875%	12/15/17	1,500,000	EUR	2,320,548	(a)
Burlington Coat Factory Warehouse Corp., Senior Notes	10.000%	2/15/19	810,000		816,075	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	550,000		588,500	(a)
Giraffe Acquisition Corp., Senior Notes	9.125%	12/1/18	1,940,000		1,818,750	(a)
Total Textiles, Apparel & Luxury Goods					5,543,873
TOTAL CONSUMER DISCRETIONARY					94,481,234
CONSUMER STAPLES — 2.8%
Food Products — 2.1%
Bumble Bee Acquisiton Co., Senior Secured Notes	9.000%	12/15/17	680,000		702,100	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	700,000	EUR	1,007,370	(a)
Harbinger Group Inc., Senior Secured Notes	10.625%	11/15/15	2,000,000		2,120,000	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	530,000		548,550	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	4,600,000		4,945,000	(a)
Total Food Products					9,323,020
Tobacco — 0.7%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	3,175,000		3,214,687
TOTAL CONSUMER STAPLES					12,537,707
ENERGY — 5.9%
Energy Equipment & Services — 1.9%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	550,000		581,625
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	3,000,000		3,202,500	(a)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	4,000,000		4,430,000
Total Energy Equipment & Services					8,214,125
Oil, Gas & Consumable Fuels — 4.0%
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	910,000		960,619	(a)
CONSOL Energy Inc., Senior Notes	8.000%	4/1/17	1,890,000		2,079,000
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	3,200,000		3,232,000
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,040,000		998,400	(a)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	520,000		574,600	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	2,630,000		2,557,675
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	660,000		749,100
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	4,250,000		4,186,250	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,100,000		1,281,500
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,230,000		1,248,450	(a)
Total Oil, Gas & Consumable Fuels					17,867,594
TOTAL ENERGY					26,081,719
FINANCIALS — 6.1%
Capital Markets — 0.4%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	1,000,000	GBP	1,647,056	(a)
Commercial Banks — 2.4%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	3,200,000		3,304,000	(a)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	1,310,000		1,346,025
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	7,000,000		5,827,500	(c)
Total Commercial Banks					10,477,525

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Consumer Finance — 0.5%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	2,000,000		$2,225,000
Diversified Financial Services — 2.4%
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	3,770,000		4,033,900
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	2,000,000		2,270,000
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,140,000		3,532,500
Residential Capital LLC, Junior Secured Notes	9.625%	5/15/15	1,060,000		1,086,500
Total Diversified Financial Services					10,922,900
Insurance — 0.1%
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	470,000		479,611	(a)(c)(e)
Real Estate Management & Development — 0.3%
Countrywide Holdings, Senior Secured Notes	10.000%	5/8/18	790,000	GBP	1,306,047	(a)
TOTAL FINANCIALS					27,058,139
HEALTH CARE — 5.2%
Health Care Equipment & Supplies — 0.2%
Ontex, Senior Notes	9.000%	4/15/19	680,000	EUR	995,713	(a)
Health Care Providers & Services — 3.1%
American Renal Holdings, Senior Notes	9.750%	3/1/16	3,000,000		3,157,500	(a)(b)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	5,504,000		5,682,880
Crown Newco 3 PLC, Senior Notes	8.875%	2/15/19	225,000	GBP	383,042	(a)(d)
HCA Holdings Inc., Senior Notes	7.750%	5/15/21	1,000,000		1,051,250	(a)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	530,000	EUR	779,884	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	2,610,000		2,205,450
Vanguard Health Systems Inc., Senior Notes	0.000%	2/1/16	1,060,000		690,325	(a)
Total Health Care Providers & Services					13,950,331
Health Care Technology — 0.7%
Multiplan Inc., Senior Notes	9.875%	9/1/18	2,750,000		2,983,750	(a)
Pharmaceuticals — 1.2%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,530,000	EUR	2,347,693	(a)
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,400,000	EUR	2,150,734	(a)
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	640,000		676,800	(a)
Total Pharmaceuticals					5,175,227
TOTAL HEALTH CARE					23,105,021
INDUSTRIALS — 15.1%
Aerospace & Defense — 3.3%
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	3,000,000		3,247,500
Hawker Beechcraft Acquisition Co., Senior Notes	8.500%	4/1/15	3,470,000		2,940,825
Hawker Beechcraft Acquisition Co., Senior Toggle Notes	8.875%	4/1/15	2,000,000		1,705,000	(b)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,000,000		2,210,000	(a)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	4,200,000		4,504,500	(a)
Total Aerospace & Defense					14,607,825
Airlines — 1.5%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	4,275,000		4,515,469	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,960,012		2,006,660
Total Airlines					6,522,129
Building Products — 0.2%
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	820,000		831,275	(a)
Commercial Services & Supplies — 2.3%
ADS Tactical Inc., Senior Secured Notes	11.000%	4/1/18	2,000,000		2,110,000	(a)
ALBA Group PLC & Co. KG, Senior Notes	8.000%	5/15/18	440,000	EUR	649,825	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	1,500,000		1,616,250	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	5,000,000		5,300,000	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Commercial Services & Supplies — continued
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	670,000		$695,125
Total Commercial Services & Supplies					10,371,200
Construction & Engineering — 1.2%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	5,000,000		5,150,000	(a)
Electrical Equipment — 1.0%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	4,250,000		4,345,625	(a)
Machinery — 0.9%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,890,000		1,927,800	(a)
Heidelberger Druckmaschinen AG, Senior Notes	9.250%	4/15/18	1,500,000	EUR	2,180,236	(a)
Total Machinery					4,108,036
Marine — 0.7%
Navios Maritime Acquisition Corp., Senior Secured Notes	8.625%	11/1/17	480,000		493,200	(a)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,000,000		2,055,000
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	680,000		683,400	(a)
Total Marine					3,231,600
Road & Rail — 1.7%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	1,400,000		1,466,500	(a)(b)
Florida East Coast Industries Inc., Senior Secured Notes	8.125%	2/1/17	1,470,000		1,539,825	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	12.750%	12/15/15	2,026,000		2,147,560	(a)(d)
Quality Distribution LLC/QD Capital Corp., Senior Secured Notes	9.875%	11/1/18	2,130,000		2,247,150	(a)
Total Road & Rail					7,401,035
Trading Companies & Distributors — 0.6%
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	2,520,000		2,658,600
Transportation — 1.7%
CMA CGM, Senior Notes	8.875%	4/15/19	1,600,000	EUR	2,141,380	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	2,000,000		2,060,000	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,450,000		3,596,625	(a)
Total Transportation					7,798,005
TOTAL INDUSTRIALS					67,025,330
INFORMATION TECHNOLOGY — 5.4%
Electronic Equipment, Instruments & Components — 0.8%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	3,000,000		3,480,000	(a)
IT Services — 2.2%
Ceridian Corp., Senior Notes	12.250%	11/15/15	2,000,000		2,102,500	(b)
First Data Corp., Senior Notes	10.550%	9/24/15	3,158,250		3,320,110	(b)
First Data Corp., Senior Notes	11.250%	3/31/16	3,000,000		3,022,500
iGATE Corp., Senior Notes	9.000%	5/1/16	1,320,000		1,362,900	(a)
Total IT Services					9,808,010
Semiconductors & Semiconductor Equipment — 2.4%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	5,000,000		5,400,000
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	5,000,000		5,387,500
Total Semiconductors & Semiconductor Equipment					10,787,500
TOTAL INFORMATION TECHNOLOGY					24,075,510
MATERIALS — 13.3%
Chemicals — 1.7%
Ineos Group Holdings PLC, Senior Notes	7.875%	2/15/16	1,600,000	EUR	2,308,316	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,300,000	EUR	2,039,204	(a)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	2,670,000		3,020,437
Total Chemicals					7,367,957

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Containers & Packaging — 5.3%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	2,500,000	EUR	$3,836,100	(a)
Berry Plastics Corp., Secured Notes	9.750%	1/15/21	1,390,000		1,398,688
Clondalkin Industries BV, Senior Secured Notes	8.000%	3/15/14	1,120,000	EUR	1,583,585	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	1,040,000		1,060,800	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	4,500,000		4,640,625	(a)
Reynolds Group Issuer Inc., Senior Notes	9.500%	6/15/17	1,900,000	EUR	2,771,885	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.000%	4/15/19	2,740,000		2,921,525	(a)
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	2,983,000		3,124,692
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,000,000		2,107,500	(a)(f)
Total Containers & Packaging					23,445,400
Metals & Mining — 2.9%
Atkore International Inc., Senior Secured Notes	9.875%	1/1/18	780,000		850,200	(a)
Eco-Bat Finance PLC, Senior Bonds	10.125%	1/31/13	900,000	EUR	1,309,437	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,130,000		3,223,900	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	620,000		627,750	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	1,770,000		1,964,700
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	5,000,000		2,825,000
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	1,904,000		2,061,080
Total Metals & Mining					12,862,067
Paper & Forest Products — 3.4%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	1,010,000		1,075,650	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,100,000		3,185,250
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	1,360,000		1,319,200
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	2,000,000	EUR	3,288,342	(a)
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	6,000,000		6,240,000
Total Paper & Forest Products					15,108,442
TOTAL MATERIALS					58,783,866
TELECOMMUNICATION SERVICES — 7.1%
Diversified Telecommunication Services — 3.9%
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	5,000,000		5,237,500	(a)
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	3,854,000		3,988,890
Primus Telecommunications Group Inc., Senior Subordinated Secured Notes	14.250%	5/20/13	213,130		216,860	(b)
Satelite Mexicanos SA de CV, Senior Secured Notes	9.500%	5/15/17	910,000		937,300	(a)
West Corp., Senior Notes	8.625%	10/1/18	1,620,000		1,715,175	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	4,245,000		5,274,412	(a)(b)
Total Diversified Telecommunication Services					17,370,137
Wireless Telecommunication Services — 3.2%
Buccaneer Merger Sub Inc., Senior Notes	9.125%	1/15/19	1,585,000		1,705,857	(a)
Cricket Communications Inc., Senior Notes	7.750%	10/15/20	2,000,000		1,985,000
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,150,000	GBP	1,853,914	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	7,900,000		8,759,125
Total Wireless Telecommunication Services					14,303,896
TOTAL TELECOMMUNICATION SERVICES					31,674,033
UTILITIES — 5.5%
Electric Utilities — 2.4%
Northeast Generation Co., Senior Secured Notes	8.812%	10/15/26	2,736,328		2,897,523
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	3,190,000		3,485,075
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	4,280,000		4,354,900	(a)
Total Electric Utilities					10,737,498

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Independent Power Producers & Energy Traders — 3.1%
Dynegy Inc., Bonds	7.670%	11/8/16	1,180,000	$1,088,550
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	2,000,000	1,830,000
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	2,088,200	1,942,026	(b)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,000,000	1,025,000	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	2,635,000	2,885,325	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	3,000,000	3,075,000
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,461,442	1,636,814
Total Independent Power Producers & Energy Traders				13,482,715
TOTAL UTILITIES				24,220,213
TOTAL CORPORATE BONDS & NOTES (Cost — $372,046,156)				389,042,772
COLLATERALIZED SENIOR LOANS — 0.5%
CONSUMER DISCRETIONARY — 0.5%
Diversified Consumer Services — 0.5%
Realogy Corp., Term Loan (Cost - $2,165,270)	13.500%	10/15/17	2,000,000	2,132,500	(g)
CONVERTIBLE BONDS & NOTES — 2.5%
CONSUMER DISCRETIONARY — 1.3%
Diversified Consumer Services — 1.3%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	5,000,000	5,475,000	(a)
ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
James River Coal Co., Senior Notes	3.125%	3/15/18	110,000	112,337	(a)
INDUSTRIALS — 0.5%
Marine — 0.5%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	2,535,000	2,180,100	(f)
MATERIALS — 0.7%
Chemicals — 0.7%
Hercules Inc.	6.500%	6/30/29	4,000,000	3,210,000
TOTAL CONVERTIBLE BONDS & NOTES (Cost — $10,445,636)				10,977,437
SOVEREIGN BONDS — 3.3%
Argentina — 1.4%
Republic of Argentina, Discount Notes	8.280%	12/31/33	3,395,483	2,996,514
Republic of Argentina, Senior Notes	8.750%	6/2/17	3,030,000	3,143,625
Total Argentina				6,140,139
Venezuela — 1.9%
Bolivarian Republic of Venezuela	5.750%	2/26/16	5,970,000	4,462,575	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	5,820,000	4,161,300
Total Venezuela				8,623,875
TOTAL SOVEREIGN BONDS (Cost — $15,130,773)				14,764,014

			SHARES
CONVERTIBLE PREFERRED STOCKS — 1.3%
FINANCIALS — 1.3%
Diversified Financial Services — 1.3%
Citigroup Inc. (Cost - $5,635,113)	7.500%		47,500	5,723,750
PREFERRED STOCKS — 1.8%
FINANCIALS — 1.7%
Consumer Finance — 1.7%
GMAC Capital Trust I	8.125%		292,200	7,676,094	(e)
INDUSTRIALS — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	0.000%		3,773	377,300	*(a)(d)(e)
TOTAL PREFERRED STOCKS (Cost — $7,669,315)				8,053,394

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

SECURITY		EXPIRATION DATE	WARRANTS	VALUE
WARRANTS — 0.1%
Jack Cooper Holdings Corp.		12/15/17	1,686	$160,170	*(d)
Jack Cooper Holdings Corp.		5/6/18	846	76,140	*(d)
TOTAL WARRANTS (Cost — $46,253)				236,310
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $413,138,516)				430,930,177

	RATE	MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 0.0%
U.S. Government Agencies — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost - $172,888)	0.100 - 0.105%	1/10/12	173,000	172,882	(h)(i)
TOTAL INVESTMENTS — 97.2% (Cost — $413,311,404#)				431,103,059
Other Assets in Excess of Liabilities — 2.8%				12,597,781
TOTAL NET ASSETS — 100.0%				$443,700,840

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Security has no maturity date. The date shown represents the next call date.
(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(f)	Illiquid security.
(g)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(h)	Rate shown represents yield-to-maturity.
(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	EUR	- Euro
	GBP	- British Pound

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on July 20, 2010 and is registered as a non-diversified, limited-term, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed income securities with varying maturities. The Fund intends to terminate on or about September 30, 2025 and distribute substantially all of its net assets to stockholders, after making appropriate provisions for any liabilities of the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation.  Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade.  When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Notes to Schedule of Investments (unaudited) (cont’d)

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$386,895,212	$2,147,560	$389,042,772
Collateralized senior loans	—	2,132,500	—	2,132,500
Convertible bonds & notes	—	10,977,437	—	10,977,437
Sovereign bonds	—	14,764,014	—	14,764,014
Convertible preferred stocks	$5,723,750	—	—	5,723,750
Preferred stocks	7,676,094	—	377,300	8,053,394
Warrants	—	—	236,310	236,310
Total long-term investments	13,399,844	414,769,163	2,761,170	430,930,177
Short-term investments†	—	172,882	—	172,882
Total investments	$13,399,844	$414,942,045	$2,761,170	$431,103,059
Other financial instruments:
Forward foreign currency contracts	—	$705,013	—	$705,013
Total	$13,399,844	$415,647,058	$2,761,170	$431,808,072

LIABILITIES
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$99,234	—	—	$99,234
Forward foreign currency contracts	—	$104,747	—	104,747
Total	$99,234	$104,747	—	$203,981

†See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE	PREFERRED
INVESTMENTS IN SECURITIES	BONDS & NOTES	STOCKS	WARRANTS	TOTAL
Balance as of October 27, 2010	—	—	—	—
Accrued premiums/discounts	$1,093	—	—	$1,093
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)(1)	125,733	$46,257	$190,057	362,047
Net purchases (sales)	2,020,734	331,043	46,253	2,398,030
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Balance as of May 31, 2011	$2,147,560	$377,300	$236,310	$2,761,170
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2011(1)	$125,733	$46,257	$190,057	$362,047

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Notes to Schedule of Investments (unaudited) (cont’d)

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward Foreign Currency Contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Credit and Market Risk.  The Fund invests in high-yield and emerging market instruments that may be subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price

Notes to Schedule of Investments (unaudited) (cont’d)

volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of May 31, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $104,747. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security Transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At May 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$20,211,865
Gross unrealized depreciation	(2,420,210)
Net unrealized appreciation	$17,791,655

At May 31, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 5-Year Notes	144	9/11	$17,057,016	$17,156,250	$(99,234)

At May 31, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY		LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Sell:
British Pound	Citibank, N.A.		1,265,803	$2,080,251	8/18/11	$(25,403)
British Pound	Citibank, N.A.		1,600,000	2,629,477	8/18/11	13,499
British Pound	Credit Suisse		1,249,820	2,053,983	8/18/11	(9,953)
British Pound	UBS AG		1,000,000	1,643,423	8/18/11	(5,463)
Euro	Citibank, N.A.		7,050,000	10,125,910	8/18/11	338,300
Euro	Credit Suisse		10,189,628	14,635,355	8/18/11	114,845
Euro	JPMorgan Chase & Co	.	6,100,000	8,761,425	8/18/11	93,335
Euro	UBS AG		300,000	430,890	8/18/11	(8,610)
Euro	UBS AG		900,000	1,292,669	8/18/11	(36,269)
Euro	UBS AG		1,500,000	2,154,449	8/18/11	(19,049)
Euro	UBS AG		10,539,646	15,138,085	8/18/11	145,034
Net unrealized gain on open forward foreign currency contracts						$600,266

Notes to Schedule of Investments (unaudited) (cont’d)

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at May 31, 2011.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	—	$(99,234)	—	—	$(99,234)
Foreign Exchange Contracts	—	—	$705,013	$(104,747)	600,266
Total	—	$(99,234)	$705,013	$(104,747)	$501,032

During the period ended May 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$2,144,531
Forward foreign currency contracts (to buy)†	1,483,554
Forward foreign currency contracts (to sell)	42,156,216

†At May 31, 2011, there were no open positions held in this derivative.

ITEM 2.                                                     CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                     EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Yield Defined Opportunity Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: July 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: July 25, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date: July 25, 2011